Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.
Monthly Report - Restricting Events
September 25, 1997


Restricting Events

A) Average Cumulative Net Loss Ratio

     (a)  The Average Cumulative Net Loss Ratio
          exceeds 1.0% (yes/no)                                         no

          Initial ADCB                                            273,826,503.00

                                                                       ADCB of
                                  ADCB of                            Cumulative         Cumulative
                                Cumulative         Cumulative    Defaulted Contracts     Net Loss
                            Defaulted Contracts    Recoveries     net of Recoveries       Ratio
                            -------------------    ----------     -----------------       -----
          2 months prior           0.00                  0.00                  0.00           0
          1 month prior            0.00                  0.00                  0.00           0
          Current                  0.00                  0.00                  0.00           0
                                   ----                  ----                  ----
          Average                  0.00                  0.00                  0.00           0

          Annualized maximum Cumulative Net Loss Ratio                                    1.00%
          Average Cumulative Net Loss Ratio                                               0.00%

     Cumulative Net Loss Ratio means, for any date of determination, the fraction (expressed as a percentage) determined by dividing (i) the ADCB of all Contracts in the Trust which have become Defaulted Contracts since the Initial Cutoff Date, net of aggregate Recoveries received by the Trust during such same period, by (ii) the ADCB of all Contracts in the Contract Pool as of the Initial Cutoff Date.


B) A Servicer Event has occurred and is continuing (yes/no)                   no

C) An Event of Default has occurred and is continuing (yes/no)                no

     (a)  failure to pay on each Distribution Date the full
          amount of interest on any Note (yes/no)                             no

     (b)  failure to pay the then outstanding principal amount
          of any Note, if any, on its related Maturity
          Date (yes/no)                                                       no

Based on A, B and C, a Restricting Event has occurred
and is continuing (yes/no)                                                    no

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.
Monthly Report - Limitations
September 25, 1997


Obligor Event Trigger Determination

     The current period is less than 16 months after the Closing Date
     (January 4, 1999) (yes/N/A)                                             yes
     If the current period is less than 16 months after the closing date, one of the top five Obligors, as of the Cut-Off Date,
     is a Defaulted Contract in this period (yes/no/N/A)                      no

     The Obligor Event has been cured (yes, if any of the following
     is yes/no, if each of the following is a no/n/a if not applicable)      n/a
       a) the Defaulted Contract has been replaced with an eligible
          Substitute Contract                                                n/a
       b) a Recovery has been received with respect to the Defaulted
          Contract and no further Recoveries are expected                    n/a
       c) a Successor Servicer has been appointed                            n/a

An Obligor Event has occurred and is continuing                              n/a

10% Substitution Limit Calculation

     ADCB as of the Cut-off Date:                                 273,826,503.00

     Cumulative DCB of Substitute Contracts replacing Defaulted
     Contracts and Adjusted Contracts                                       0.00
     Percentage of Substitute Contracts replacing Defaulted
     Contracts and Adjusted Contracts                                      0.00%

     Percentage of Substitute Contracts replacing Defaulted
     Contracts and Adjusted Contracts exceeds 10% (yes/no)                    no

5% Skipped Payment Limit Calculation

     The percent of contracts with Skipped Payment modifications           0.00%
     The DCB exceeds 5% of the initial ADCB (yes/no)                           0
     Any Skipped Payments have been deferred later than 12 months
     prior to the Class B Maturity Date                                      n/a

Concentration Amounts (only applicable at the Cutoff Date or in the event of a substitution)

          (i)   The ADCB of all End-User Contracts with Obligors
                that are governmental entities or municipalities           0.00%
                exceeds 1.13% of the ADCB of the Contract Pool                no

          (ii)  The ADCB of all End-User Contracts which finance,
                lease or are related to Software exceeds 3.88%             0.00%
                of the ADCB of the Contract Pool                              no

          (iii) The ADCB of all End-User Contracts with Obligors
                who comprise the three largest Obligors (measured
                by ADCB as of the date of determination) exceeds           0.00%
                5.09% of the ADCB of the Contract Pool                        no

          (iv)  The ADCB of all End-User Contracts with Obligors
                who comprise the 20 largest Obligors (measured by
                ADCB as of the date of determination) exceeds              0.00%
                24.79% of the ADCB of the Contract Pool                       no

          (v)   The ADCB of the End-User Contracts related to a
                single Vendor, or representing a Vendor Loan of
                such Vender or affiliate thereof exceeds 23.01%            0.00%
                of the ADCB of the Contract Pool                              no

          (vi)  The ADCB of all End-User Contracts with Obligors
                thereof located in a single State of the United
                States exceeds 17.73% of the ADCB of the                   0.00%
                Contract Pool                                                 no

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.
Monthly Report - Accounts
September 25, 1997

                                                                              Collection                       Reserve
                                                                               Account                          Fund
                                                                               -------                          ----
Beginning Account Balance                                                            0.00                    2,738,265.00
Investment Earnings                                                                  0.00                            0.00

Collection Account
------------------

Scheduled Payments, net of Excluded Amounts and less Servicer Advances
  plus Payaheads                                                             8,135,003.94
Add: Prepayment Amounts                                                        383,955.41
Add: Recoveries                                                                      0.00
Add: Investment Earnings                                                             0.00                            0.00
Add: Late Charges                                                                    0.00
Add: Expired Lease Proceeds                                                          0.00
Add: Servicer Advances                                                       1,021,932.58



Available Amounts                                                            9,540,891.93                    2,738,265.00
-----------------


Payments on Distribution Date
-----------------------------

  (A) **   Indenture Trustee Fees (will be first in funds allocation                 0.00
           during a Restricting Event or Event of Default)
    (A)    Unreimbursed Servicer Advances                                            0.00

    (B)    Monthly Servicing Fee, due and accrued, including any amounts       114,094.38
           unpaid

    (C)    Class A-1 Notes interest, due and accrued, including any amounts    210,602.82
           unpaid

    (D)    Class A-2 Notes interest, due and accrued, including any amounts    714,481.80
           unpaid

    (E)    Class B Notes interest, due and accrued, including any amounts       31,147.76
           unpaid

    (F)    Class C Notes interest, due and accrued, including any amounts       21,340.21
           unpaid

    (G)    Class D Notes interest, due and accrued, including any amounts       24,375.12
           unpaid

    (H)    The Class A-1 Principal Payment Amount                            7,955,651.60

    (I)    The Class A-2 Principal Payment Amount                                    0.00

    (J)    The Class B Principal Payment Amount                                      0.00

    (K)    The Class C Principal Payment Amount                                      0.00

    (L)    The Class D Principal Payment Amount                                      0.00

    (M)    Amounts required to meet the Reserve Fund Amount                          0.00                            0.00

   (B)*    Monthly Servicing Fee, due and accrued, including any amounts             0.00
           unpaid (applicable only if an Obligor Event has occurred and is continuing)

    (N)    Any excess to Certificateholders                                    469,198.24

Distributions to Noteholders and Certificateholders                          9,540,891.93                            0.00

Ending balance of accounts                                                           0.00                    2,738,265.00

Heller Equipment Asset Receivables Trust 1997-1
-----------------------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.
Monthly Report - Schedules
September 25, 1997
           A Restricting Event has occurred and is continuing (yes\no)                                           no

           Trustee Fees (only in the event of a Restricting Event or an Event of Default)                            0.00


Unreimbursed Servicer Advances
------------------------------

   (i)     Current month Unreimbursed Servicer Advances                                                              0.00
   (ii)    Prior unpaid Unreimbursed Servicer Advances (or arrearage)                                                0.00
   (iii)   Total Unreimbursed Servicer Advances due    ( (i) + (ii) )                                                0.00
   (iv)    Unreimbursed Servicer Advances distributed                                                                0.00
           Unpaid Unreimbursed Servicer Advances (or arrearage)                                                      0.00


Servicing Fee Schedule
----------------------

   (i)     Servicing Fee Percentage                                                                                  0.50%
   (ii)    ADCB of Contract Pool as of the 1st day of the Collection Period                                273,826,503.00
   (iii)   Servicing Fee  ( ( (i) / 12 ) x  (ii) )                                                             114,094.38
   (iv)    Servicing Fee accrued but not paid in prior periods                                                       0.00
   (v)     Total Servicing Fee due, and accrued but not paid in prior periods ( (iii) + (iv) )                 114,094.38
   (vi)    Monthly Servicing Fee distributed                                                                   114,094.38
           Servicing Fee accrued but not paid                                                                        0.00

Class A-1 Interest Schedule
---------------------------

           Opening Class A-1 principal balance                                                              62,980,096.00
   (i)     Class A-1 Interest Rate                                                                                 5.7325%
   (ii)    Number of days in Accrual Period                                                                            21
           Monthly Class A-1 Interest Rate ( (i) x ( (ii)/360) )                                                   0.3344%
           Current Class A-1 interest due                                                                      210,602.82
           Prior Class A-1 interest arrearage                                                                        0.00
           Current Period Interest Shortfall                                                                         0.00

           Class A-1 interest distribution                                                                     210,602.82


Class A-2 Interest Schedule
---------------------------

           Opening Class A-2 principal balance                                                             191,678,552.00
           Class A-2 Interest Rate                                                                                 6.3900%
           Class A-2 Interest Rate x 30/360                                                                        0.3728%
           Current Class A-2 interest due                                                                      714,481.80
           Prior Class A-2 interest arrearage                                                                        0.00
           Current Period Interest Shortfall                                                                         0.00

           Class A-2 interest distribution                                                                     714,481.80


Class B Interest Schedule
-------------------------

           Opening Class B principal balance                                                                 8,214,795.00
           Class B Interest Rate                                                                                   6.5000%
           Class B Interest Rate x 30/360                                                                          0.3792%
           Current Class B interest due                                                                         31,147.76
           Prior Class B interest arrearage                                                                          0.00
           Current Period Interest Shortfall                                                                         0.00

           Class B interest distribution                                                                        31,147.76

Heller Equipment Asset Receivables Trust 1997-1
------------------------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.
Monthly Report - Schedules Continued
September 25, 1997

Class C Interest Schedule
-------------------------
           Opening Class C principal balance                                                                 5,476,530.00
           Class C Interest Rate                                                                                   6.6800%
           Class C Interest Rate x 30/360                                                                          0.3897%
           Current Class C interest due                                                                         21,340.21
           Prior Class C interest arrearage                                                                          0.00
           Current Period Interest Shortfall                                                                         0.00

           Class C interest distribution                                                                        21,340.21


Class D Interest Schedule
-------------------------

           Opening Class D principal balance                                                                 5,476,530.00
           Class D  Interest Rate                                                                                  7.6300%
           Class D Interest Rate x 30/360                                                                          0.4451%
           Current Class D interest due                                                                         24,375.12
           Prior Class D interest arrearage                                                                          0.00
           Current Period Interest Shortfall                                                                         0.00

           Class D interest distribution                                                                        24,375.12

Class A-1 Principal Schedule
----------------------------
           Class A-1 Maturity Date                                                                               09/25/98
   (i)     Opening Class A-1 principal balance                                                              62,980,096.00
   (ii)    ADCB as of last day of second preceding Collection Period                                       273,826,503.00
   (iii)   ADCB as of last day of immediately preceding Collection Period                                  265,870,851.40
           Expected Class A-1 Payment ( (ii) - (iii) )                                                       7,955,651.60
   (iv)    Aggregate Expected Class A-1 Payments not paid on preceding Distribution Date                             0.00
           Class A-1 Principal Payment Amount (lesser of (i) or ( (ii) - (iii) ) + (iv) )                    7,955,651.60
           Class A-1 Principal Payment Amount distribution                                                   7,955,651.60
                                Shortfall                                                                            0.00

           Class A-1 Principal Balance after current distribution                                           55,024,444.40



Class A-2 Principal Schedule
----------------------------

   (i)     Opening Class A-2 principal balance                                                             191,678,552.00
   (ii)    Applicable Class A-2 Percentage                                                                          90.91%
   (iii)   ADCB as of the last day of the immediately preceding Collection Period                          202,890,755.40
   (iv)    Current month targeted Class A-2 principal balance ( (ii) * (iii) )                             184,446,141.45
   (v)     (i) - (iv) (zero until Class A-1 has been retired)                                                        0.00
   (vi)    Class A-2 Principal Payment Amount (lesser of (i) or (v) )                                                0.00

           Class A-2 Principal Payment Amount distributed                                                            0.00
                                Shortfall                                                                            0.00

           Class A-2 principal balance after current distribution                                          191,678,552.00


Class B Principal Schedule
--------------------------

   (i)     Opening Class B principal balance                                                                 8,214,795.00
   (ii)    Applicable Class B Percentage                                                                             3.90%
   (iii)   ADCB as of the last day of the immediately preceding Collection Period                          202,890,755.40
   (iv)    Current month targeted Class B principal balance ( (ii) * (iii) )                                 7,904,834.55
   (v)     (i) - (iv) (zero until Class A-1 has been retired)                                                        0.00
   (vi)    Class B Principal Payment Amount (lesser of (i) or (v) )                                                  0.00

           Class B Principal Payment Amount distributed                                                              0.00
                                Shortfall                                                                            0.00

           Class B principal balance after current distribution                                              8,214,795.00

Heller Equipment Asset Receivables Trust 1997-1
------------------------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.
Monthly Report - Schedules Continued
September 25, 1997

Class C Principal Schedule
--------------------------
   (i)     Opening Class C principal balance                                                                 5,476,530.00
   (ii)    Applicable Class C Percentage                                                                             2.60%
   (iii)   ADCB as of the last day of the immediately preceding Collection Period                          202,890,755.40
   (iv)    Current month targeted Class C principal balance ( (ii) * (iii) )                                 5,269,889.70
   (v)     (i) - (iv) (zero until Class A-1 has been retired)                                                        0.00
   (vi)    Class C Principal Payment Amount (lesser of (i) or (v) )                                                  0.00

           Class C Principal Payment Amount distributed                                                              0.00
                                Shortfall                                                                            0.00

           Class C principal balance after current distribution                                              5,476,530.00


Class D Principal Schedule
--------------------------

   (i)     Opening Class D principal balance                                                                 5,476,530.00
   (ii)    Applicable Class D Percentage                                                                             2.60%
   (iii)   ADCB as of the last day of the immediately preceding Collection Period                          202,890,755.40
   (iv)    Current month targeted Class D principal balance ( (ii) * (iii) )                                 5,269,889.70
   (v)     (i) - (iv) (zero until Class A-1 has been retired)                                                        0.00
   (vi)    Class D Principal Payment Amount (lesser of (i) or (v) )                                                  0.00

           Class D Principal Payment Amount distributed                                                              0.00
                                Shortfall                                                                            0.00

           Class D principal balance after current distribution                                              5,476,530.00


Reserve Fund Schedule
---------------------

           Prior month Reserve Fund balance                                                                  2,738,265.00
           Initial ADCB                                                                                    273,826,503.00
           Required Reserve Fund Amount (lesser of (i) initial ADCB * 1.00% or                               2,738,265.00
                                (ii) outstanding principal of the Notes)
           Current period draw on Reserve Fund                                                                       0.00
           Required deposit to Reserve Fund                                                                          0.00
           Actual deposit to Reserve Fund                                                                            0.00
           Deposit to Certificateholder                                                                              0.00

           Ending Reserve Fund balance                                                                       2,738,265.00

           Ending Reserve Fund balance as a percentage of ADCB                                                       1.03%


Servicing Fee Schedule
----------------------

           Servicing Fee during an Obligor Event                                                                     0.00
           Servicing Fee paid                                                                                        0.00

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.
Monthly Report - Note Factors
September 25, 1997

                                CUSIP # 423327AA3
           Class A-1
           ---------
           Class A-1 principal balance                                                     55,024,444.40
           Initial Class A-1 principal balance                                             62,980,096.00

           Note factor                                                                       0.873679907



                                CUSIP # 423327AB1
           Class A-2
           ---------
           Class A-2 principal balance                                                    191,678,552.00
           Initial Class A-2 principal balance                                            191,678,552.00

           Note factor                                                                       1.000000000



                                CUSIP # 423327AC9
           Class B
           -------
           Class B principal balance                                                        8,214,795.00
           initial Class B principal balance                                                8,214,795.00

           Note factor                                                                       1.000000000



                                CUSIP # 423327AD7
           Class C
           -------
           Class C principal balance                                                        5,476,530.00
           Initial Class C principal balance                                                5,476,530.00

           Note factor                                                                       1.000000000




           Class D
           -------
           Class D principal balance                                                        5,476,530.00
           Initial Class D principal balance                                                5,476,530.00

           Note factor                                                                       1.000000000

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.
Monthly Report - Pool Data
September 25, 1997

ADCB as of the last day of the Collection Period                                                         265,870,851.40


Loss and Delinquency Data for Period
------------------------------------

DCB of Defaulted Contracts as of the last day of the Collection Period                                             0.00
Number of Defaulted Contracts as of the last day of the Collection Period                                             0
Defaulted Contracts as a percentage of ADCB (annualized)                                                           0.00%

DCB of Adjusted Contracts as of the last day of the Collection Period                                              0.00
Number of Adjusted Contracts as of the last day of the Collection Period                                              0

DCB of Prepaid Contracts as of the last day of the Collection Period                                         381,752.73
Number of Prepaid Contracts as of the last day of the Collection Period                                               6

DCB of Substitute Contracts as of the last day of the Collection Period                                            0.00
Number of Substitute Contracts as of the last day of the Collection Period                                            0

DCB of Warranty Contracts as of the last day of the Collection Period                                              0.00
Number of Warranty Contracts as of the last day of the Collection Period                                              0

DCB of repurchased Contracts as of the last day of the Collection Period                                           0.00
Number of repurchased Contracts as of the Collection Period                                                           0

DCB of Excess Contracts as of the last day of the Collection Period                                                0.00
Number of Excess Contracts as of the Collection Period                                                                0

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period                   0.00

                                                                  Dollars                    Percent
                                                                  -------                    -------
           Current                                              263,794,072.22                 98.77%
           31-60 days past due                                    3,066,010.74                 1.15%
           61-90 days past due                                       77,650.48                 0.03%
           Over 90 days past due                                    150,610.04                 0.06%
                                                                --------------               ------
           Total                                                267,088,343.48               100.00%

           31+ days past due                                      3,294,271.26                 1.23%


    (i)    DCB of cumulative Defaulted Contracts  (cumulative gross losses to date)                                0.00
    (ii)   Cumulative Recoveries realized on Defaulted Contracts                                                   0.00
           Cumulative net losses to date  ( (i) - (ii) )                                                           0.00


    -------------------------------------------------------------------
                                Static Information

     Initial ADCB                                           273,826,503
     Discount Rate                                               6.9239%
     Class A-1 Initial Principal Amount                      62,980,096
     Class A-1 Interest Rate                                     5.7325%
     Class A-2 Initial Principal Amount                     191,678,552
     Class A-2 Interest Rate                                     6.3900%
     Class B Initial Principal Amount                         8,214,795
     Class B Interest Rate                                       6.5000%
     Class C Initial Principal Amount                         5,476,530
     Class C Interest Rate                                       6.6800%
     Class D Initial Principal Amount                         5,476,530
     Class D Interest Rate                                       7.6300%
     Reserve Fund Initial Deposit                             2,738,265
     Class A-1 Maturity Date                                   09/25/98
     Classes A-2, B, C, & D Maturity Date                      05/25/05
     Closing Date                                              09/04/97
    -------------------------------------------------------------------